UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report of Shareholders.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

Annual Report | December 31, 2017

USA
LISTED
NYSE

Contents

1	President’s Letter
5	Unique Fund Attributes
7	Investment Managers/Portfolio Characteristics
8	Investment Growth
9	Table of Distributions and Rights Offerings
10	Major Stock Changes in the Quarter and Distribution Policy
11	Top 20 Holdings and Economic Sectors
12	Manager Roundtable
18	Schedule of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Automatic Dividend Reinvestment and Direct Purchase Plan
43	Additional Information
45	Trustees and Officers
51	Board Consideration of the Renewal of the Fund Management and Portfolio Management Agreements
56	Privacy Policy
58	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

Fellow Shareholders:	January 2018

The U.S. equity market produced its best yearly gains since 2013 as leading benchmarks repeatedly ascended to new heights in 2017. For the year, the S&P 500® Index returned 21.83 percent, as nine of the index’s 11 sectors generated double-digit returns. The widely-followed Dow Jones Industrial Average (DJIA) posted a record 71 new highs en route to a 28.11 percent return, while the NASDAQ Composite Index delivered the highest return of all, 29.64 percent.

Stocks jumped from the very start of the year and rarely looked back, maintaining momentum built up in the wake of Donald Trump’s election the preceding November. Volatility was all but absent, as the CBOE Volatility Index, the VIX, posted nine of its 10 lowest readings ever in 2017 and never once closed above its long-term average, according to The Wall Street Journal.

A confluence of factors propelled the market forward in 2017: expectations of tax reform, relaxed government regulation and increased infrastructure spending from the new administration; solid economic data throughout the year; and a benign interest rate/inflation environment. Although the Federal Reserve raised short-term interest rates three times, meeting notes and comments from Fed governors gave no indication of an aggressive stance regarding future increases. The so-called “Brexit” referendum in May—in which voters in the U.K. opted to leave the European Union—surprised investors, but the setback was short-lived. The geopolitical situation—North Korea and the Middle East, in particular—did not help, but no serious crisis erupted to derail the market’s momentum. Macro conditions abroad turned more conducive for investors, as well, as stocks in Europe, Japan and emerging markets reflected improved corporate performance globally.

Despite the positive environment, the 2017 market could be characterized as unloved. Some pundits pointed out that the bull market—dating to 2009—was long in the tooth and ripe for a pullback. Others cited stock market valuations that were inching toward the high end of their historic levels and the prospect of rising interest rates. All things considered, however, those very same doubts appeared to keep outright euphoria at bay, and the repeated doses of good economic news gave the market’s advance a foundation rooted in favorable data.

Fourth quarter news and reports only reinforced those sound underpinnings. The Commerce Department reported that third quarter GDP grew at a 3.2 percent annualized rate. Following a 3.1 percent gain in second quarter GDP, it marked the best back-to-back quarters since 2014. The Labor Department reported a modest gain of 38,000 jobs in September, as hiring was curtailed by hurricanes Harvey and Irma. The month’s data were viewed as temporary and not structural, however, and, indeed, employers added 211,000 jobs in October and another 239,000 in November. In December, President Trump nominated Jerome Powell to succeed Janet Yellen as head of the Federal Reserve, effective in February 2018. Benchmark Brent crude oil closed at $66.87 per barrel, the highest since December 2014 and up 18 percent for the year. Manufacturing expansion gained speed, as December data boosted the Institute for Supply Management’s measure of factory activity in 2017 to a 13-year high. The Tax Cuts and Jobs Act, passed by Congress and signed into law by President Trump, served to strengthen the prospect for continued good corporate earnings, as the top corporate tax rate was cut to 21 percent from the previous 35 percent, among other changes.

Liberty All-Star® Equity Fund

For the full year, Liberty All-Star Equity Fund more than kept pace with the strong equity market. In 2017, the Fund returned 23.38 percent with shares valued at net asset value (NAV) with dividends reinvested and 34.42 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The return on Fund shares valued at NAV and valued by market price both comfortably topped the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 20.67 percent for the year. Fund returns were also ahead of its secondary benchmark, the S&P 500® Index, which, as noted earlier, returned 21.83 percent. The Fund’s market price return outperformed the S&P 500 and Lipper benchmark for each quarter of the year, and the Fund’s NAV performance ranked it in the top one-fifth of all funds in the Lipper benchmark for 2017.

Annual Report | December 31, 2017	1

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

For the fourth quarter, the Fund returned 6.14 percent with shares valued at NAV with dividends reinvested and 7.34 percent with shares valued at market price with dividends reinvested. For the same period, the Lipper benchmark returned 6.29 percent. In addition, the discount at which Fund shares trade relative to their underlying NAV narrowed for the quarter and the full year. For the quarter, the discount ranged from -8.3 percent to -10.2 percent. For the full year, the discount ranged from -8.3 percent to -15.3 percent.

Growth style investing continued to produce better returns than value style stocks in the fourth quarter, just as it had all year. To illustrate, the broad market Russell 3000® Growth Index returned 29.59 percent for the full year; for comparison, its value counterpart returned 13.19 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the fourth quarter, which was the highest per-share amount since the third quarter of 2008. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $26.21 per share for a total of more than $2.7 billion since 1987 (the Fund's first full calendar year of operations). As previously announced, the Board increased the distribution rate by 25 percent to 10 percent of NAV, effective with the fourth quarter 2017 distribution. We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected investment managers representing both value and growth styles of investing. Thus, we are once again offering insights into the managers’ thinking through our annual roundtable question-and-answer exchange, and invite shareholders to read the managers’ comments.

The market continued to rally in the early days of 2018 after the enactment of the tax reform bill and continued strong economic reports for the fourth quarter of 2017. There are no guarantees, but both may be viewed as positive indicators. Indeed, it took the DJIA only five weeks to move from 24,000 through the 25,000 level (reached on January 4). Stocks surged over the past year, and have come a long way since March 2009, when the current bull market began. In our Manager Roundtable, the Fund’s five investment managers express their thoughts about 2018 and how they will proceed through the coming year. For our part, we at ALPS Advisors will continue to maintain a steadfast focus on the principles that, since the Fund’s founding more than 30 years ago, have made it a core equity holding for long-term investors.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2017

FUND STATISTICS:
Net Asset Value (NAV)	$6.87
Market Price	$6.30
Discount	-8.3%

	Quarter	2017
Distributions*	$0.17	$0.56
Market Price Trading Range	$5.90 to $6.35	$5.17 to $6.35
Premium/(Discount) Range	-8.3% to -10.2%	-8.3% to -15.3%

PERFORMANCE:
Shares Valued at NAV with Dividends Reinvested	6.14%	23.38%
Shares Valued at Market Price with Dividends Reinvested	7.34%	34.42%
Dow Jones Industrial Average	10.96%	28.11%
Lipper Large-Cap Core Mutual Fund Average	6.29%	20.67%
NASDAQ Composite Index	6.55%	29.64%
S&P 500® Index	6.64%	21.83%

*	All 2017 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2017 distribution for federal income tax purposes can be found in the table on page 43.

Annual Report | December 31, 2017	3

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDED DECEMBER 31, 2017	3 YEARS	5 YEARS	10 YEARS

LIBERTY ALL-STAR® EQUITY FUND
Distributions	$1.55	$2.29	$4.22
Shares Valued at NAV with Dividends Reinvested	10.06%	14.19%	6.88%
Shares Valued at Market Price with Dividends Reinvested	11.82%	14.84%	7.40%
Dow Jones Industrial Average	14.36%	16.37%	9.28%
Lipper Large-Cap Core Mutual Fund Average	9.82%	14.27%	7.50%
NASDAQ Composite Index	14.72%	19.40%	11.28%
S&P 500® Index	11.41%	15.79%	8.50%

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 58.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

Annual Report | December 31, 2017	5

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES
ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

INVESTMENT STYLE SPECTRUM

PORTFOLIO CHARACTERISTICS	VALUE			GROWTH
AS OF DECEMBER 31, 2017
	Pzena	Macquarie	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	39	33	43	30	34	154*	505
Percent of Holdings in Top 10	38%	32%	33%	40%	50%	18%	20%
Weighted Average Market Capitalization (billions)	$105	$98	$103	$124	$164	$119	$194
Average Five-Year Earnings Per Share Growth	4%	6%	8%	20%	30%	13%	14%
Dividend Yield	2.1%	2.4%	1.8%	0.9%	0.6%	1.6%	1.9%
Price/Earnings Ratio**	17x	21x	24x	33x	39x	25x	23x
Price/Book Value Ratio	2.0x	2.6x	2.8x	6.8x	6.6x	3.4x	3.4x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

Annual Report | December 31, 2017	7

Liberty All-Star® Equity Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2017. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $53,333 (including the December 31, 2017 value of the original investment of $10,500 plus distributions during the period of $41,716 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $204,095.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $313,937 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions and Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015	0.51
2016	0.48
2017[3]	0.56
Total	$25.03

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

Annual Report | December 31, 2017	9

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter and Distribution Policy

December 31, 2017 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2017.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/17
PURCHASES
The Interpublic Group of Cos., Inc.	242,629	370,704
Johnson Controls International PLC	174,000	174,000
The Walt Disney Co.	48,451	48,451
Yum! Brands, Inc.	96,512	96,512
SALES
Baxter International, Inc.	(141,700)	0
State Street Corp.	(93,235)	77,250

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, longterm capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors

December 31, 2017 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Alphabet, Inc., Class C	2.10%
Facebook, Inc., Class A	2.04
Visa, Inc., Class A	2.00
Salesforce.com, Inc.	1.83
Adobe Systems, Inc.	1.79
Amazon.com, Inc.	1.76
Mondelez International, Inc., Class A	1.59
Bank of America Corp.	1.49
Halliburton Co.	1.38
PayPal Holdings, Inc.	1.28
Equinix, Inc.	1.25
Starbucks Corp.	1.23
Lowe's Companies, Inc.	1.22
Oracle Corp.	1.20
Chubb Ltd.	1.15
The Home Depot, Inc.	1.13
The Priceline Group, Inc.	1.12
Capital One Financial Corp.	1.10
DowDuPont, Inc.	1.10
JPMorgan Chase & Co.	1.05
28.81%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	23.65%
Financials	17.01
Health Care	14.28
Consumer Discretionary	13.68
Energy	8.59
Consumer Staples	6.34
Industrials	6.13
Materials	3.33
Real Estate	2.81
Telecommunication Services	1.20
Utilities	1.08
Other Net Assets	1.90
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2017	11

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

Rising stock prices and low volatility made 2017 a rewarding year by any measure. What are the Fund’s investment managers thinking now, and how are they viewing 2018?

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC

Portfolio Manager/Howard Gleicher, CFA

CEO and Chief Investment Officer

Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where a catalyst exists that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

MACQUARIE INVESTMENT MANAGEMENT

Portfolio Manager/D. Tysen Nutt, Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader

Investment Style/Value – Macquarie uses a research-intensive approach to identify companies it believes are undervalued as indicated by multiple factors, including the earnings and cash flow potential or the assets of the company. Macquarie seeks to buy companies at times of excessive pessimism and sell at times of undue optimism.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Managers/Richard S. Pzena, Founder and Co-Chief Investment Officer

John J. Flynn, Principal and Portfolio Manager

Benjamin S. Silver, CFA, Principal and Co-Director of Research

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/George Fraise

Founding Principal

Investment Style/Growth – Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Volatility was extremely low throughout 2017. But there was plenty of volatility among individual stocks. And there was rotation among sectors as some gained favor (e.g., technology, health care) while investors avoided others (e.g., telecom, energy). If it holds, this environment would seem to favor active managers. Looking ahead, where do you see the most attractive opportunities? Rich Pzena?

Pzena (Pzena – Value): We are finding the most attractive opportunities in financials, enterprise technology, energy and, to a growing extent, the pharmaceutical supply chain. Some areas, like financials, are well on their way to recovery but still offer attractive valuations; others, like health care, have recently hit our research screens as controversies around drug pricing and the potential for disruptions depressed valuations. Areas where we are still not finding opportunities center around high dividend payors and stable earners, e.g., consumer staples, where investors have paid a premium for yield and stability.

Thanks. Let’s stay with the value managers and ask Aristotle Capital and Macquarie where they are looking for opportunities. Howard, will you lead off for Aristotle?

Gleicher (Aristotle – Value): Our investment style relies little on macro forecasts and is almost entirely based on individual security analysis. But we do not bury our heads in the sand. We take notice of secular turning points and factor such views into our work. While we rarely attempt to “predict” the future, as trends are identified we incorporate such changes into our analyses. Our current thinking around such topics as e-commerce, declining labor forces and electric vehicles has led us to re-examine companies impacted by such potentially dramatic shifts in consumer and business spending patterns.

Nutt (Macquarie – Value): The U.S. stock market is very fully valued, in our view. The same goes for valuations at the sector level, generally. This means we’re having to take a bottom-up approach to finding new opportunities. We’re searching for good businesses where there’s excessive doubt or pessimism about their long-term prospects. Good relative value is important, as are financial strength and earnings quality. We like health care stocks for their classic defensiveness but, because of our sector guidelines, can’t add a new holding without first selling an existing position. We’re researching new ideas in several other sectors, including consumer discretionary, consumer staples and information technology.

“We’re searching for good businesses where there’s excessive doubt or pessimism about their long-term prospects.”

—Ty Nutt

(Macquarie – Value)

Let’s turn to the growth style managers and hear from TCW and Sustainable.

Blum (TCW – Growth): Since 1930, there have only been two years in which the maximum S&P 500 pullback was only 3 percent: 1995 and 2017. In fact, we did not have a single trading day with a 5 percent or greater pullback in 2017 versus the historical average of three times per year since 1928. Encouragingly, this lack of volatility did not hinder active management, as nearly half of large-cap mutual funds topped their respective benchmarks in 2017, the highest total in eight years. Declining stock correlations helped. The average correlation between S&P 500 stocks now sits at 24-year lows, but the dispersion of valuations across stocks is still quite low. In other words, the amount of return that can be earned by picking cheap stocks versus expensive ones is still constrained compared to history. This should provide ample opportunity for stock pickers. Looking out three to five years, which is our investment horizon, we are finding several opportunities in a variety of sectors but most notably in the information technology, consumer discretionary and industrials sectors.

“Looking out three to five years … we are finding several opportunities in a variety of sectors but most notably in the information technology, consumer discretionary and industrials sectors.”

—Craig Blum

(TCW – Growth)

Annual Report | December 31, 2017	13

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Fraise (Sustainable – Growth): Our process is bottom-up, focused on opportunities in individual businesses that exhibit the quality and secular growth characteristics we seek, and that offer attractive valuation using our cash flow-based metrics. Our research indicates that attractive investment opportunities exist today in a variety of sectors, and across geographic borders. We expect volatility to increase in 2018 as central banks in the U.S. and other countries gradually remove unprecedented levels of monetary accommodation. Increases in stock volatility have traditionally benefited SGA’s very selective process and we are excited by the opportunity we see looking forward.

The long bull market, higher valuations and rising interest rates have been advanced as potential causes of a downturn in the stock market. In light of factors such as these, what, if any, adjustments do you make to portfolio decisions, i.e., do you alter/adapt your basic style and strategy, even if modestly? Let’s ask the growth managers to lead off.

Fraise (Sustainable – Growth): While Index valuations may appear high by historical measures, the advance seen in the Russell 1000 Growth Index has been concentrated largely in technology, e-commerce and related areas. A key part of SGA’s investment process is focused on identifying attractively valued high-quality growth opportunities, and managing our exposure to such long-term secular growers over time. Accordingly, we actively reallocated capital throughout 2017 from strong outperformers that may appear to be less attractive in the short term from a valuation standpoint to growth businesses that have not participated as fully in the market advance, but for reasons that our research indicates to be short term in nature. At this time, approximately 20 percent of SGA’s U.S. portfolio is invested in stocks that are at least 20 percent off their highs.

Blum (TCW – Growth): Should the equity market rally for another 18 months, it would mark the longest expansion in U.S. history. Yet, the current backdrop is unlike any other in modern history; never before have investors been faced with such a coordinated infusion of central bank liquidity as central banks accumulated more than $11 trillion in debt since 2009 and will need to deal with the eventual withdrawal of such massive stimulus. Broader stock market valuations are arguably less compelling than a few years ago—the S&P 500 forward price-to-earnings ratio is trading at 18.2 times versus the historical average of 16.0 times, and many investors believe stocks won’t be able to perform as well as the Federal Reserve tightens. Perhaps less well-known, however, is that when yields are below 5 percent, as they are currently, rising rates historically have been associated with rising stock prices. Navigating the Fed’s withdrawal of the “punch bowl” will be tricky and we expect bouts of volatility over the next several years. In early 2008, recognizing new realities facing global markets, we elected to employ a macro overlay to our portfolio construction process whereby about two-thirds of our stocks were “offensive,” or more cyclical, and about one-third were “defensive,” or less cyclical. While we have maintained this balance for the past decade, over the past quarter we have modestly increased the defensive/less cyclical portion of the portfolio given our current market outlook.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

How are the value managers adapting to the changing market and interest rate environment?

Nutt (Macquarie – Value): High stock valuations, signs of excess in the markets and investors’ seeming complacency toward risk are among a number of concerns that we have. A growing sense of caution has led us to take a more conservative approach in our analysis, including the assumptions we make when considering a stock’s potential upside and downside. We’ve been emphasizing attractive relative value and quality, and have been seeking stocks with what we view as having less potential downside exposure. That said, our nearly 40-year-old investment philosophy and process remain unchanged.

Let’s hear from Howard Gleicher and Rich Pzena.

Gleicher (Aristotle – Value): At Aristotle Capital, we remain steadfast in our approach of buying quality companies whose current stock price does not fully reflect the intrinsic value of the enterprise. Even though the current bull market in equities is long by historical standards, we do not necessarily believe that age alone will cause its end. While we will continue to analyze individual businesses, typically independent of economic cycles, we are not currently overly concerned about a pending economic decline—geopolitical tensions notwithstanding.

Pzena (Pzena – Value): We have always followed a bottom-up, research-driven process to identify 30 to 40 deeply undervalued businesses where we see the opportunity for skewed outcomes—significant upside with limited downside. Typically, these businesses are in areas of controversy, but where we see a path to earnings normalization. Although we don’t alter our investment process, we are analyzing issues that are currently impacting markets and how they might affect a businesses’ long-term earnings power. Disruption has been a common theme lately, so our research has been particularly focused on the durability of the business franchise and its ability to adapt in a changing environment.

“Disruption has been a common theme lately, so our research has been particularly focused on the durability of the business franchise and its ability to adapt in a changing environment

—Rich Pzena

(Pzena – Value)

Please tell us about a longtime holding in the portion of the Liberty All-Star Equity Fund portfolio that you manage and why it is representative of your approach to investing. Please do the same for a recent addition. Craig Blum, let’s hear from you to begin.

Blum (TCW – Growth): We believe strong long-term performance may be achieved by participating in the growth and success of extraordinary businesses purchased at attractive valuations. We start by looking for companies competing in large and growing end markets, with defensible business models and wide competitive moats. Often, these companies have either a product or cost advantage in an industry going through structural change.

Perhaps no longtime holding better exemplifies our approach to investing than Amazon, which we first purchased over 15 years ago. Amazon’s long-term investments have created immense scale advantages. While already one of the most disruptive forces in retail and technology, recently Amazon has been making noise about entering the health care market. Interestingly, over 10 percent of S&P 500 companies mentioned Amazon during their most recent quarterly earnings calls.

Annual Report | December 31, 2017	15

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

A recent holding that exemplifies our approach is Mastercard, which we purchased in early 2017. The company is a global payments and technology company and not involved in the lending aspects of the credit card business. It effectively functions as a tollbooth on financial transactions, generating a small amount of revenue from every transaction that runs through its network. We believe the company enjoys significant operating leverage in its model and is a pure play on the secular migration of payments from cash and checks to plastic, a trend which we believe should persist for many years.

George Fraise, tell us about two holdings that you favor.

Fraise (Sustainable – Growth): Visa entered the portfolio in late 2008, and is an excellent example of the business quality and growth we seek. The company’s scale and brand provide it with attractive pricing power while its payment processing provides a strong stream of recurring revenues and its global reach across developed and quickly growing emerging markets, and the secular trend toward the electrification of transactions and the “cashless society,” enhance the expected duration of its growth. We have actively managed our position in the stock over time as it has moved from undervalued to fairly valued, all while providing an attractive rate of revenue and earnings growth.

In terms of a newer holding, TJX Companies was purchased last year as the market penalized retailers over concerns that Amazon would negatively impact all their businesses. TJX operates a number of wellknown retail brands, including T.J. Maxx, Marshalls, Home Goods and HomeSense. We view TJX as being less affected by Amazon given its quickly changing inventories and the “treasure hunt” mentality of customers who take advantage of the changing bargains available at TJX’s stores. TJX offers attractive pricing power due to its scale and its ability to acquire excess inventory from a wide range of brand name businesses. Its wide range of products and the off-price nature of its business lead to less variability in its revenue stream, and the opportunity it has to apply its business concept internationally enhances the duration of the company’s growth thesis.

“A key part of SGA’s investment process is focused on identifying attractively valued high-quality growth opportunities, and managing our exposure to such long-term secular growers over time.”

—George Fraise

(Sustainable – Growth)

Two interesting perspectives. Let’s close by asking the value managers to give us a look at two of their portfolio holdings. Rich Pzena, please lead off then let’s hear from Ty Nutt.

Pzena (Pzena – Value): Citigroup is a longtime holding where we see upside opportunity. Investors are still worried about disruption by fintech companies, increased regulation and low interest rates, but Citi, and its large bank peers, have demonstrated an ability to turn technological threats into an advantage and implement self-help measures to restore profitability. Mylan, the generic pharmaceutical manufacturer, is a recent addition. The company has been swept up by headlines around pricing practices in the industry, but that overlooks its dominant market position as one of the world’s largest and most efficient manufacturers of generic drugs.

Nutt (Macquarie – Value): Pharmaceutical maker Merck is a longtime holding representative of our approach. We like Merck for its good relative value, strong balance sheet, above-average dividend yield of approximately 3.3 percent, leadership positions in faster-growing therapeutic areas like immuno-oncology and vaccines, and historically strong research and development. Discount variety retailer Dollar Tree is a recent addition. It met our criteria for a fairly defensive consumer discretionary stock given the countercyclical nature of its business. In our view, the market was overly skeptical about the potential for a turnaround at Family Dollar, a business Dollar Tree acquired in 2015.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Howard Gleicher, wrap it us for us, please.

Gleicher (Aristotle – Value): While there are many other factors that go into our investment selection process, identifying truly great companies with dependable competitive advantages forms the foundation of our approach.

Longtime holding Adobe Systems develops and markets software. Its products include such household names as Acrobat, Flash and Photoshop. Adobe’s offerings have become the standard for global content creation and publishing. Examples of sustainable competitive advantages enjoyed by Adobe include: significant market share—50 percent in some cases—a large and growing installed base yielding pricing power and a high percentage of recurring revenue, over 80 percent in some cases, leading to higher earnings predictability. We believe shares of Adobe remain at a substantial discount to our estimate of intrinsic value and do not reflect Adobe’s normalized earning power.

“We remain steadfast in our approach of buying quality companies whose current stock price does not fully reflect the intrinsic value of the enterprise.”

—Howard Gleicher

(Aristotle – Value)

Last year, we added Kroger Company to the portfolio. One of America’s largest and most successful grocery store chains, 134-year-old Kroger has been operating successfully in the very competitive field of food retailing. Our team has followed Kroger for over 10 years and although new challenges seem to be present almost daily, Kroger continues to thrive while many of its peers struggle. Some of Kroger’s sustainable competitive advantages include scale; location, as its average distance to customers is less than one mile; and a unique data analytics venture called “84.51°” that currently analyzes 19 billion annual transactions across 62 million households. Particularly after the recent stock price weakness, we believe the company’s valuation is attractive and offers meaningful long-term upside.

Investors may wish for a repeat of 2017, but’s it’s very rarely that easy. So, we thank our team of leading investment managers for their insights as we go forward. Predicting market direction may not be possible, but we do know that 2018 will not lack for interest.

Annual Report | December 31, 2017	17

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (98.10%)
CONSUMER DISCRETIONARY (13.68%)
Automobiles (0.59%)
Ford Motor Co.	631,580	$7,888,434

Hotels, Restaurants & Leisure (2.66%)
Chipotle Mexican Grill, Inc.(a)(b)	28,345	8,192,556
Hilton Worldwide Holdings, Inc.	35,702	2,851,162
Starbucks Corp.	285,340	16,387,076
Yum! Brands, Inc.	96,512	7,876,344
		35,307,138
Household Durables (0.57%)
Lennar Corp., Class A	117,000	7,399,080
Lennar Corp., Class B	2,500	129,200
		7,528,280

Internet & Direct Marketing Retail (2.88%)
Amazon.com, Inc.(b)	20,022	23,415,128
The Priceline Group, Inc.(b)	8,598	14,941,089
		38,356,217
Media (1.89%)
The Interpublic Group of Cos., Inc.	370,704	7,473,392
News Corp., Class A	305,600	4,953,776
Omnicom Group, Inc.	102,384	7,456,627
The Walt Disney Co.	48,451	5,208,967
		25,092,762
Multiline Retail (0.60%)
Dollar Tree, Inc.(b)	74,800	8,026,788

Specialty Retail (3.71%)
The Home Depot, Inc.	79,200	15,010,776
Lowe's Companies, Inc.	174,583	16,225,744
The TJX Companies, Inc.	106,470	8,140,696
Ulta Beauty, Inc.(b)	44,221	9,890,469
		49,267,685
Textiles, Apparel & Luxury Goods (0.78%)
NIKE, Inc., Class B	165,976	10,381,799

CONSUMER STAPLES (6.34%)
Beverages (0.94%)
The Coca-Cola Co.	113,700	5,216,556
Monster Beverage Corp.(b)	115,700	7,322,653
		12,539,209

See Notes to Schedule of Investments and Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (2.50%)
Costco Wholesale Corp.	33,775	$6,286,203
CVS Health Corp.	96,800	7,018,000
The Kroger Co.	200,600	5,506,470
Walgreens Boots Alliance, Inc.	83,100	6,034,722
Wal-Mart Stores, Inc.	84,200	8,314,750
		33,160,145
Food Products (2.42%)
Archer-Daniels-Midland Co.	277,100	11,106,168
Mondelez International, Inc., Class A	492,879	21,095,221
		32,201,389
Personal Products (0.48%)
Unilever NV(a)	114,000	6,420,480

ENERGY (8.59%)
Energy Equipment & Services (2.41%)
Core Laboratories NV(a)	48,578	5,321,720
Halliburton Co.	376,070	18,378,541
Schlumberger Ltd.	123,142	8,298,539
		31,998,800
Oil, Gas & Consumable Fuels (6.18%)
BP PLC(c)	126,501	5,316,837
Cenovus Energy, Inc.	580,200	5,297,226
Chevron Corp.	64,200	8,037,198
Concho Resources, Inc.(b)	27,204	4,086,585
ConocoPhillips	144,300	7,920,627
EQT Corp.	74,800	4,257,616
Exxon Mobil Corp.	61,486	5,142,689
Marathon Oil Corp.	477,710	8,087,630
Murphy Oil Corp.	143,075	4,442,479
Occidental Petroleum Corp.	110,400	8,132,064
Phillips 66	70,000	7,080,500
Pioneer Natural Resources Co.	25,500	4,407,675
Royal Dutch Shell PLC, Class A(c)	150,352	10,029,982
		82,239,108
FINANCIALS (17.01%)
Banks (6.46%)
Banco Bilbao Vizcaya Argentaria SA(c)	810,000	6,885,000
Bank of America Corp.	672,041	19,838,650
BB&T Corp.	159,300	7,920,396
BOK Financial Corp.	44,400	4,099,008
Citigroup, Inc.	146,006	10,864,306
Cullen/Frost Bankers, Inc.	38,000	3,596,700

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2017	19

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
East West Bancorp, Inc.	74,101	$4,507,564
First Republic Bank	12,368	1,071,564
JPMorgan Chase & Co.	130,783	13,985,934
Mitsubishi UFJ Financial Group, Inc.(c)	650,000	4,725,500
Wells Fargo & Co.	137,987	8,371,671
		85,866,293
Capital Markets (5.03%)
Ameriprise Financial, Inc.	48,500	8,219,295
Bank of New York Mellon Corp.	140,000	7,540,400
The Charles Schwab Corp.	149,300	7,669,541
Franklin Resources, Inc.	168,889	7,317,960
The Goldman Sachs Group, Inc.	35,709	9,097,225
Morgan Stanley	174,645	9,163,623
S&P Global, Inc.	26,000	4,404,400
State Street Corp.	77,250	7,540,373
UBS Group AG	325,600	5,987,784
		66,940,601
Consumer Finance (1.10%)
Capital One Financial Corp.	147,440	14,682,075

Diversified Financial Services (0.77%)
Voya Financial, Inc.	205,650	10,173,506

Insurance (3.65%)
The Allstate Corp.	77,800	8,146,438
American International Group, Inc.	112,956	6,729,918
Axis Capital Holdings Ltd.	89,225	4,484,449
Brighthouse Financial, Inc.(b)	10,531	617,538
Chubb Ltd.	104,959	15,337,659
Marsh & Mclennan Cos., Inc.	90,900	7,398,351
MetLife, Inc.	115,850	5,857,376
		48,571,729
HEALTH CARE (14.28%)
Biotechnology (3.15%)
AbbVie, Inc.	72,200	6,982,462
Alexion Pharmaceuticals, Inc.(b)	39,600	4,735,764
Amgen, Inc.	42,700	7,425,530
BioMarin Pharmaceutical, Inc.(b)	62,873	5,606,385
Celgene Corp.(b)	79,621	8,309,248
Regeneron Pharmaceuticals, Inc.(b)	23,563	8,858,745
		41,918,134

See Notes to Schedule of Investments and Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (2.13%)
Abbott Laboratories	140,200	$8,001,214
Align Technology, Inc.(b)	6,100	1,355,359
Danaher Corp.	82,000	7,611,240
Medtronic PLC	86,200	6,960,650
West Pharmaceutical Services, Inc.	44,744	4,414,890
		28,343,353
Health Care Providers & Services (3.91%)
Acadia Healthcare Co., Inc.(b)	125,143	4,083,416
Cardinal Health, Inc.	119,500	7,321,765
Cigna Corp.	10,798	2,192,966
Express Scripts Holding Co.(b)	187,104	13,965,443
McKesson Corp.	48,431	7,552,814
Quest Diagnostics, Inc.	71,900	7,081,431
UnitedHealth Group, Inc.	44,374	9,782,692
		51,980,527
Health Care Technology (0.49%)
Cerner Corp.(b)	97,056	6,540,604

Life Sciences Tools & Services (0.29%)
Illumina, Inc.(b)	17,595	3,844,332

Pharmaceuticals (4.31%)
Allergan PLC	16,316	2,668,972
Johnson & Johnson	54,900	7,670,628
Merck & Co., Inc.	130,300	7,331,981
Mylan NV(b)	271,736	11,497,150
Novartis AG(c)	68,000	5,709,280
Novo Nordisk AS(c)	185,081	9,933,297
Pfizer, Inc.	207,400	7,512,028
Zoetis, Inc.	67,900	4,891,516
		57,214,852
INDUSTRIALS (6.13%)
Aerospace & Defense (1.76%)
General Dynamics Corp.	38,000	7,731,100
Northrop Grumman Corp.	26,700	8,194,497
Raytheon Co.	39,800	7,476,430
		23,402,027
Building Products (0.50%)
Johnson Controls International PLC	174,000	6,631,140

Commercial Services & Supplies (1.00%)
Waste Connections, Inc.	72,764	5,161,878

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2017	21

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	94,500	$8,155,350
		13,317,228
Machinery (1.52%)
Dover Corp.	88,705	8,958,318
Oshkosh Corp.	90,500	8,225,545
Parker-Hannifin Corp.	15,070	3,007,671
		20,191,534
Professional Services (0.32%)
TransUnion(b)	78,500	4,314,360

Road & Rail (0.61%)
J.B. Hunt Transport Services, Inc.	70,754	8,135,295

Trading Companies & Distributors (0.42%)
Fastenal Co.	101,600	5,556,504

INFORMATION TECHNOLOGY (23.65%)
Communications Equipment (0.61%)
Cisco Systems, Inc.	210,900	8,077,470

Internet Software & Services (4.14%)
Alphabet, Inc., Class C(b)	26,632	27,867,725
Facebook, Inc., Class A(b)	153,916	27,160,017
		55,027,742
IT Services (6.31%)
Alliance Data Systems Corp.	32,507	8,239,874
Automatic Data Processing, Inc.	53,161	6,229,938
Cognizant Technology Solutions Corp., Class A	123,305	8,757,121
FleetCor Technologies, Inc.(b)	55,356	10,652,155
Mastercard, Inc., Class A	42,100	6,372,256
PayPal Holdings, Inc.(b)	231,190	17,020,208
Visa, Inc., Class A	233,238	26,593,797
		83,865,349
Semiconductors & Semiconductor Equipment (1.24%)
Intel Corp.	176,100	8,128,776
Microchip Technology, Inc.	95,000	8,348,600
		16,477,376
Software (10.07%)
Adobe Systems, Inc.(b)	135,706	23,781,119
ANSYS, Inc.(b)	47,000	6,936,730
Autodesk, Inc.(b)	86,450	9,062,554

See Notes to Schedule of Investments and Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
CA, Inc.	215,600	$7,175,168
Micro Focus International PLC(b)(c)	73,220	2,459,460
Microsoft Corp.	106,100	9,075,794
Oracle Corp.	336,800	15,923,904
Red Hat, Inc.(b)	77,181	9,269,438
Salesforce.com, Inc.(b)	237,980	24,328,695
SAP SE(c)	71,204	8,000,481
ServiceNow, Inc.(b)	75,581	9,855,007
Splunk, Inc.(b)	97,229	8,054,450
		133,922,800
Technology Hardware, Storage & Peripherals (1.28%)
Hewlett Packard Enterprise Co.	753,383	10,818,580
HP, Inc.	192,203	4,038,185
Seagate Technology PLC	53,050	2,219,612
		17,076,377
MATERIALS (3.33%)
Chemicals (2.76%)
Air Products & Chemicals, Inc.	23,800	3,905,104
DowDuPont, Inc.	205,631	14,645,040
Ecolab, Inc.	78,105	10,480,129
PPG Industries, Inc.	66,000	7,710,120
		36,740,393
Construction Materials (0.57%)
Martin Marietta Materials, Inc.	34,100	7,537,464

REAL ESTATE (2.81%)
Equity Real Estate Investment Trusts (2.81%)
American Tower Corp.	92,850	13,246,909
Equinix, Inc.	36,766	16,663,087
Equity Residential	116,600	7,435,582
		37,345,578
TELECOMMUNICATION SERVICES (1.20%)
Diversified Telecommunication Services (1.20%)
AT&T, Inc.	202,200	7,861,536
Verizon Communications, Inc.	153,000	8,098,290
		15,959,826
UTILITIES (1.08%)
Electric Utilities (0.43%)
Edison International	91,200	5,767,488

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2017	23

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Gas Utilities (0.40%)
National Fuel Gas Co.	97,000	$5,326,270

Independent Power and Renewable Electricity Producers (0.25%)
AES Corp.	307,000	3,324,810

TOTAL COMMON STOCKS
(COST OF $1,012,442,246)		1,304,481,271

SHORT TERM INVESTMENTS (3.26%)
MONEY MARKET FUND (3.22%)
State Street Institutional U.S. Government Money Market Fund, 1.209%(d)
(COST OF $42,879,285)	42,879,285	42,879,285

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.04%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.32%
(COST OF $462,000)	462,000	462,000

TOTAL SHORT TERM INVESTMENTS
(COST OF $43,341,285)		43,341,285

TOTAL INVESTMENTS (101.36%)
(COST OF $1,055,783,531)(e)		1,347,822,556

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.36%)		(18,044,176)

NET ASSETS (100.00%)		$1,329,778,380

NET ASSET VALUE PER SHARE
(193,582,997 SHARES OUTSTANDING)		$6.87

See Notes to Schedule of Investments and Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2017

Notes to Schedule of Investments:

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $14,414,888.

(b)	Non-income producing security.

(c)	American Depositary Receipt.

(d)	Rate reflects seven-day effective yield on December 31, 2017.

(e)	Cost of investments for federal income tax purposes is $1,056,898,853.

Gross unrealized appreciation and depreciation at December 31, 2017 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$328,366,046
Gross unrealized depreciation	(37,442,343)
Unrealized appreciation on foreign currencies	1,367
Net unrealized appreciation	$290,925,070

See Notes to Financial Statements.

Annual Report | December 31, 2017	25

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments at market value (Cost $1,055,783,531)	$1,347,822,556
Cash	17,725
Foreign Currency, at value (Cost $19,617)	19,617
Receivable for investment securities sold	5,271,458
Dividends and interest receivable	1,288,781
Tax reclaim receivable	95,118
Prepaid and other assets	2,130
TOTAL ASSETS	1,354,517,385

LIABILITIES:
Payable for investments purchased	198,147
Distributions payable to shareholders	22,837,725
Investment advisory fee payable	792,125
Payable for administration, pricing and bookkeeping fees	241,971
Payable for collateral upon return of securities loaned	462,000
Accrued expenses	207,037
TOTAL LIABILITIES	24,739,005
NET ASSETS	$1,329,778,380

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,062,432,041
Distributions in excess of net investment income	(23,578,731)
Accumulated net realized loss on investments	(1,115,322)
Net unrealized appreciation on investments	292,040,392
NET ASSETS	$1,329,778,380

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	193,582,997
NET ASSET VALUE PER SHARE	$6.87

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Year Ended December 31, 2017

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $166,317)	$20,213,179
Securities lending income	131,502
Interest	238,097
TOTAL INVESTMENT INCOME	20,582,778

EXPENSES:
Investment advisory fee	8,924,144
Administration fee	2,231,301
Pricing and bookkeeping fees	203,494
Audit fee	49,728
Custodian fee	89,404
Insurance expense	55,460
Legal fees	230,137
NYSE fee	194,860
Shareholder communication expenses	94,086
Transfer agent fees	102,067
Trustees' fees and expenses	209,637
Miscellaneous expenses	193,396
TOTAL EXPENSES	12,577,714
NET INVESTMENT INCOME	8,005,064

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	86,741,487
Net realized gain on foreign currency transactions	955
Net change in unrealized appreciation on investments	156,515,626
Net change in unrealized appreciation on foreign currency transactions	1,367
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	243,259,435
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,264,499

See Notes to Financial Statements.

Annual Report | December 31, 2017	27

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$8,005,064	$8,353,461
Net realized gain on investment transactions	86,742,442	77,632,902
Net change in unrealized appreciation on investments	156,516,993	987,445
Net Increase in Net Assets From Operations	251,264,499	86,973,808

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,944,350)	(8,327,978)
From net realized gains on investments	(86,347,234)	(71,261,720)
Return of capital	(12,389,406)	(9,746,264)
Total Distributions	(106,680,990)	(89,335,962)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	24,205,291	26,759,969
Net Increase in Net Assets	168,788,800	24,397,815

NET ASSETS:
Beginning of period	1,160,989,580	1,136,591,765
End of period (Includes distributions in excess of net investment income of $(23,578,731) and $(11,250,886), respectively)	$1,329,778,380	$1,160,989,580

See Notes to Financial Statements.

28	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.

(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

30	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2017	2016	2015	2014	2013

$6.13	$6.18	$6.84	$6.71	$5.35

0.04	0.04	0.04	0.02	0.03
1.26	0.39	(0.19)	0.50	1.66
1.30	0.43	(0.15)	0.52	1.69

(0.04)	(0.05)	–	(0.08)	(0.31)
(0.45)	(0.38)	(0.51)	(0.30)	(0.04)
(0.07)	(0.05)	–	(0.01)	–
(0.56)	(0.48)	(0.51)	(0.39)	(0.35)
–	–	–	–	0.02
$6.87	$6.13	$6.18	$6.84	$6.71
$6.30	$5.16	$5.35	$5.98	$5.97

23.4%	9.1%	(1.0%)	8.9%	33.8%
34.4%	6.1%	(2.0%)	7.0%	33.5%

$1,330	$1,161	$1,137	$1,225	$1,177
1.01%	1.07%	1.04%	1.03%	1.05%
0.64%	0.76%	0.60%	0.32%	0.44%
21%	46%	76%	36%	41%

Annual Report | December 31, 2017	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the "Advisor"), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2017, the Fund held no securities that were fair valued.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2017	33

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of December 31, 2017:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$14,414,888	$462,000	$14,355,469	$14,817,469

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2017:

	Remaining contractual maturity of the agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$462,000	$–	$–	$–	$462,000
Total Borrowings					462,000
Gross amount of recognized liabilities for securities lending (collateral received)					$462,000

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in openend mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,304,481,271	$–	$–	$1,304,481,271
Money Market Fund	42,879,285	–	–	42,879,285
Investments Purchased with Collateral from Securities Loaned	462,000	–	–	462,000
Total	$1,347,822,556	$–	$–	$1,347,822,556

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the year ended December 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Annual Report | December 31, 2017	35

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a nontaxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of December 31, 2017. For the year ended December 31, 2016, $1,928,564 and $7,817,700 were reclassified from return of capital to ordinary income and long-term capital gains, respectively, based on the tax character determination which was made after the financial statements were issued for the year ended December 31, 2016.

For the year ended December 31, 2017, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$(12,388,559)	$(847)	$12,389,406

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 were as follows:

Distributions Paid From:	12/31/2017	12/31/2016
Ordinary Income	$18,658,161	$23,670,963
Long-term capital gains	75,633,423	65,664,999
Return of Capital	12,389,406	–
Total	$106,680,990	$89,335,962

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$–	$290,925,070	$(23,578,731)	$267,346,339

As of December 31, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Unrealized Appreciation on Foreign Currencies	Net Unrealized Appreciation
$1,056,898,853	$328,366,046	$(37,442,343)	$1,367	$290,925,070

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Annual Report | December 31, 2017	37

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

Investment Advisory Fees for the year ended December 31, 2017 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2017 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $251,798,256 and $319,876,970, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2017 and year ended December 31, 2016, distributions in the amounts of $24,205,291 and $26,759,969, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,143,441 and of 5,387,206 shares, respectively.

38	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2017

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. TRUSTEES FEES

As of December 31, 2017, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Trustees receive a quarterly retainer of $4,500. Each Independent Trustee also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Trustees are only compensated for the regular or special board meeting. Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Trustees’ fees are allocated between the Fund and the Liberty All-Star® Growth Fund, Inc. One-third of the Trustees’ fees are equally shared and the remaining two-thirds are allocated based on each Fund’s proportionate share of total net assets. Trustees’ fees and expenses accrued by the Fund for the year ended December 31, 2017 are reported on the Statement of Operations.

NOTE 9. SUBSEQUENT EVENT

ALPS Advisors, Inc., the Fund’s investment advisor, is a wholly-owned subsidiary of ALPS Holdings, Inc., which is a wholly-owned subsidiary of DST Systems, Inc. (“DST”). On January 11, 2018, DST announced that it has entered into a definitive agreement under which SS&C Technologies Holdings, Inc. will acquire all of the outstanding common stock of DST (the “DST Transaction”). The DST Transaction is expected to close by the third quarter of 2018. The DST transaction is subject to DST’s stockholder approval, clearances by the relevant regulatory authorities and other customary closing conditions.

Additionally, on February 2, 2018, Sustainable Growth Advisers, a sub-advisor to the Fund, announced that it has agreed to enter into a partnership with Virtus Investment Partners (the “Sustainable Transaction”). It is anticipated that the Sustainable Transaction will close in mid-2018.

As of the date of this report, there is no contractual change to the services provided to the Fund and no changes to the Fund’s fees as a result of the DST Transaction or Sustainable Transaction.

Annual Report | December 31, 2017	39

Liberty All-Star® Equity Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Liberty All-Star® Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 15, 2018

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

40	www.all-starfunds.com

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800- LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2017	41

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2017 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends
(2)	long-term capital gains

The table below details the breakdown of each 2017 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains
10/28/16*	01/03/17	$0.060010	19.52%	0.27%	80.21%
02/17/17	03/06/17	$0.130000	19.52%	0.27%	80.21%
04/28/17	06/12/17	$0.130000	19.52%	0.27%	80.21%
07/28/17	09/11/17	$0.130000	19.52%	0.27%	80.21%
11/17/17	01/02/18	$0.046684	19.52%	0.27%	80.21%
11/17/17**	01/02/18	$0.123316	-	-	-

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2017.

**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2018.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2017:

Qualified Dividend Income	98.63%
Dividend Received Deduction	84.33%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $75,633,423 as long-term capital gain dividends.

Annual Report | December 31, 2017	43

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

SHAREHOLDER MEETING RESULTS

On August 24, 2017, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees and to consider a shareholder proposal. On June 12, 2017, the record date for the meeting, the Fund had outstanding 190,661,201 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – To elect two Trustees:

Nominee	For	Against/Withheld
Thomas W. Brock	143,884,004.146	26,818,202.466
George Gaspari	143,727,688.298	26,974,518.314

Proposal 3 – Shareholder proposal:

For	Against/Withheld	Abstain	Broker Non-Votes
34,712,284.341	67,547,452.608	4,627,432.663	63,815,037.000

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, by contacting the Fund at 1-800-542-3863.

INDEPENDENT TRUSTEES

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
John A. Benning Year of Birth: 1934	Trustee since 2002; Term expires 2018	Retired since December, 1999	2	Director, Liberty All-Star Growth Fund, Inc. (since 2002)
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2020	Chief Executive Officer, Silver Bay Realty (June 2016-May 2017); Acting Chief Executive Officer, Silver Bay Realty (January 2016-June 2016); Director, Silver Bay Realty (December 2012-May 2017); Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Director, Liberty All-Star Growth Fund, Inc. (since 2005), Trustee, Equitable AXA Annuity Trust (since January 2016) and 1290 Funds (since January 2016).

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**	The Fund Complex for the Fund includes the Fund, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Inc., Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, Congress Asset Management Company, LLP and Weatherbie Capital, LLC provides investment advisory services.

Annual Report | December 31, 2017	45

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INDEPENDENT TRUSTEES (continued)

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2020	Financial Services Consultant (1996-2012)	2	Director, Liberty All-Star Growth Fund, Inc. (since 2006), Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2019	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Director, Liberty All-Star Growth Fund, Inc. (since 1998), Trustee, Columbia Funds Series Trust I (since 1985)
Richard C. Rantzow Year of Birth: 1938	Trustee and Chairman – Audit Committee since 2006; Term expires 2019	Retired, Ernst & Young Partner (1993); Chief Financial Officer, Miller Sports (1993-1998)	2	Director, Liberty All-Star Growth Fund, Inc. (since 2006).

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**	The Fund Complex for the Fund includes the Fund, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Inc., Pzena Investment Management, LLC, Macquarie Investment Management,, Aristotle Capital Management, LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, Congress Asset Management Company, LLP and Weatherbie Capital, LLC provides investment advisory services.

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INTERESTED TRUSTEE

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2018	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of ALPS Holdings, Inc. (since 2005); President and Director of ALPS Advisors, Inc. (since 2001), and Director of ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013). Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	34	Director, Liberty All-Star Growth Fund, Inc. (since 2006), Trustee (since 2004) and President (since 2006), Clough Global Dividend and Income Fund, Trustee (since 2006) and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global Opportunities Fund, Trustee and President (since 2016) of Clough Funds Trust, Trustee and President (since 2002) of Financial Investors Trust, and Trustee and President (since 2017) of ALPS ETF Trust.

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**	The Fund Complex for the Fund includes the Fund, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Inc., Pzena Investment Management, LLC, Macquarie Investment Management,, Aristotle Capital Management, LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, Congress Asset Management Company, LLP and Weatherbie Capital, LLC provides investment advisory services.
***	Mr. Burke is an “interested person” of the Fund, as defined in the 1940 Act, because of his affiliation with ALPS.

Annual Report | December 31, 2017	47

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Fund as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.
Edmund J. Burke Year of Birth: 1961	Vice President	2006	Vice President of the Liberty All-Star Funds (since 2006), Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); President and Director of ALPS Advisors, Inc. (since 2001); Director of ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc. (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013). Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Kimberly R. Storms Year of Birth: 1972	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Liberty All-Star Growth Fund, Inc., Financial Investors Trust, ALPS Series Trust, and Elevation ETF Trust. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act.
Erin D. Nelson Year of Birth: 1977	Chief Compliance Officer	2015	Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Ms. Nelson is also Chief Compliance Officer of Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, ALPS Variable Investment Trust, ALPS ETF Trust and the RiverNorth Opportunities Fund, Inc. Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2017	49

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011-2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust, Financial Investors Trust and ALPS Variable Investment Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Clough Funds Trust.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

50	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 7, 2017, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and separate Portfolio Management Agreements among the Fund and Aristotle Capital Management LLC (“Aristotle”), Macquarie Investment Management (“Macquarie”), Pzena Investment Management, LLC (“Pzena”), Sustainable Growth Advisers, LP (“Sustainable”), and TCW Investment Management Company (“TCW”). Aristotle, Macquarie, Pzena, Sustainable and TCW are referred to as “Portfolio Managers” and each a “Portfolio Manager.”)

Prior to the Board action, the Independent Trustees met to consider management's recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an "Agreement" and, collectively, the "Agreements"). In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund's management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the "fall-out" benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund's multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and /or strategy, and from time to time AAI rebalances the Fund's portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager's investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI's analysis of the Fund's investment performance and related financial information for the Fund, presentations given by the Fund's Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund's investment performance over various time periods as compared to a peer universe and a market index and the Fund's fees and expenses as compared to comparable groups of closed-end funds and open-end multimanaged funds based, in part, on information prepared by AAI and Broadridge Financial Solutions regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund's management fees, expense ratios, investment performance and profitability, including AAI's profitability with respect to the Fund.

Annual Report | December 31, 2017	51

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information on behalf of the Board from AAI and each Portfolio Manager. In response to these requests, the Board received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Trustees consideration of each Agreement. Counsel also provided the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders. The following is a summary of the Board's considerations.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues. The Board also took into consideration the changes in Portfolio Managers that occurred in 2015 and 2016.

In addition, the Board considered the demonstrated consistency in investment approach of each Portfolio Manager up for renewal. The Board considered that Sustainable and TCW manage a sleeve of the large-cap growth portion of the Fund’s portfolio and that Aristotle, Macquarie and Pzena manage sleeves of the large-cap value portion of the Fund’s portfolio.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

52	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer groups. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the Fund’s Portfolio Managers that were up for renewal, including the performance of other investment companies and accounts managed by the Portfolio Managers and the performance of the allocated portions of the Fund in the context of the Portfolio Manager’s different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

Among other information, the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price, for various periods. In particular the Board received information which indicated among other things that, based on NAV and for periods ending June 30, 2017, the Fund underperformed the Lipper Large-Cap Core Mutual Fund Average (“Lipper Average”) for the three- and ten-year periods and since inception and outperformed the Lipper Average for the one-, five, and fifteen-year periods. However, the Fund has performed well based on NAV since restructuring began in September, 2015. The Fund also outperformed the S&P 500 Index® for the one-year period ended June 30, 2017.

In addition to performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Manager’s explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Independent Trustees considered that the Fund’s total expenses and management and administrative fees were lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s management and administrative fees was higher than the median for the multi-manager open-end equity funds selected by AAI, but that the total expense ratio was lower.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund's assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by comparable closed-end funds and open-end equity funds.

Annual Report | December 31, 2017	53

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management's ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund's administrator and receives compensation for acting in this capacity,

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm's-length negotiations with AAI. In addition, AAI has advised the Board that AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI's explanations in light of the Board's findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager's fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI's profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economics of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees.

Based on the foregoing, the Board concluded that the Fund was realizing economies of scale under the Agreements and management fee schedule, which supports the renewal of the Agreements.

54	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with the Fund

The Boards also considered the potential "fall-out' benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Boards considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund's operations. For example, under the Agreements, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions. In advance of the meeting, the Board received information regarding each Portfolio Manager's procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager's soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Conclusions

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2017	55

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It

We collect information about you from a variety of sources, including:

●	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
●	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
●	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

●	To respond to a subpoena or court order, judicial process or regulatory inquiry;

●	To report suspicious transactions to government agencies and law enforcement officials;

●	To protect against fraud;

●	To provide products and services with the consent or the direction of a customer; or

●	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

56	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice, Please Write to Us at:

ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

Annual Report | December 31, 2017	57

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000®companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 3000® Index

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

58	www.all-starfunds.com

Intentionally Left Blank

ALL-STAR® EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer A. Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

*Member of Audit Committee

USA
LISTED
NYSE

Annual Certifications — As required, on September 25, 2017, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000835

ALL-STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA
LISTED
NYSE

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not Applicable.

(c) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. The revised code of ethics is incorporated by reference to the Registrant’s Form N-CSR filing made on March 7, 2008. There have been no revisions to the code since that date.

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) The registrant’s Board of Trustees has determined that Mr. Richard C. Rantzow is an “audit committee financial expert” and is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 and are $42,200 and $43,000, respectively. Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 were approximately $0 and $0, respectively. Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately $3,940 and $3,940, respectively. Tax Fees in both fiscal years 2017 and 2016 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 and were $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2017 and December 31, 2016 was zero, respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $308,840 in 2017 and $331,340 in 2016. These fees consisted of non-audit fees billed to (i) the Registrant of $3,940 in 2017 and $3,940 in 2016, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $304,900 in 2017 and $327,400 in 2016, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2017, John A. Benning, Thomas W. Brock, George R. Gaspari, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 2, 2018 unless otherwise noted

Aristotle Capital Management, LLC (“Aristotle”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA. Mr. Gleicher is CEO and Chief Investment Officer of Aristotle. Having over 30 years of investment experience, Howard heads the firm and leads the investment effort. Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC. Howard’s prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University. He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Howard Gleicher as of December 31, 2017:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	9	$1,674.05	0	N/A
Other pooled investment vehicles	8	$3,562.40	0	N/A
Other accounts	1,429	$8,193.87	0	N/A

MATERIAL CONFLICTS OF INTEREST: Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE. All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$10,001 - $50,000

Pzena Investment Management, LLC (“Pzena”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team, with each of the three portfolio managers having joint decision-making responsibility. As of December 31, 2017, Richard Pzena, Benjamin Silver and John Flynn were co-portfolio managers for the Fund.

Richard S. Pzena –Along with being the Founder of the firm, Mr. Pzena is a Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm’s Executive Committee. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed our proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Prior to forming Pzena Investment Management, Mr. Pzena was the director of U.S. Equity Investments and Chief Research officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap and Global strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

John J. Flynn – Mr. Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

(a)(2)OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Silver and Flynn, as of December 31, 2017.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	9	$11,788	2	$8,452
Other pooled investment vehicles	21	$1,271	1	$76
Other accounts	77	$3,110	1	$1,024

Benjamin Silver
Registered Investment Companies	13	$11,894	2	$8,452
Other pooled investment vehicles	33	$4,187	2	$521
Other accounts	133	$8,158	1	$1,024

John Flynn
Registered Investment Companies	13	$11,894	2	$8,452
Other pooled investment vehicles	19	$1,211	0	$0
Other accounts	120	$4,403	1	$1,024

(a)(3) COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs. Pzena, Silver and Flynn, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (e.g., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Messrs. Pzena, and Silver do not own shares of the Fund.

Mr. Flynn owns between $50,000 and $100,000 of the Fund.

Delaware Investments Fund Advisers (“DIFA”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to DIFA is managed by the Delaware Large-Cap Value team:

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Equity

D. Tysen Nutt Jr. is currently senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM), which includes the former Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the CFA Society of New York and the CFA Institute.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management, which includes the former Delaware Investments, in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Macquarie Investment Management, which includes the former Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management, which includes the former Delaware Investments, in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society of New York, the CFA Institute, and the CFA Society of Philadelphia.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Large-Cap Value team as of December 31, 2017:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Kristen E. Bartholdson
Registered Investment Companies	9	$15,722	0	N/A
Other pooled investment vehicles	4	$1,095	0	N/A
Other accounts	31	$6,257	1	$1,733

Nikhil G. Lalvani, CFA
Registered Investment Companies	9	$15,722	0	N/A
Other pooled investment vehicles	4	$1,095	0	N/A
Other accounts	31	$6,257	1	$1,733

D. Tysen Nutt Jr.
Registered Investment Companies	10	$16,012	0	N/A
Other pooled investment vehicles	5	$1,115	0	N/A
Other accounts	31	$6,257	1	$1,733

Robert A. Vogel Jr., CFA
Registered Investment Companies	9	$15,722	0	N/A
Other pooled investment vehicles	4	$1,095	0	N/A
Other accounts	31	$6,257	1	$1,733

MATERIAL CONFLICTS OF INTEREST:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

One of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3) COMPENSATION STRUCTURE. The Large-Cap Value team’s compensation consists of the below structure:

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Macquarie Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the Delaware Funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in equal tranches two, three and four years after the date of investment.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Kristen E. Bartholdson	None
Nikhil G. Lalvani	None
D. Tysen Nutt Jr.	None
Robert A. Vogel Jr.	None

TCW Investment Management Company LLC (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is the Portfolio Manager of the TCW Concentrated Core strategy and the TCW Select Equities Fund. He joined TCW in 1999 as a Research Analyst in the Equity Research group covering data networking, communications equipment, and enterprise technology companies. In 2002, Mr. Blum became a member of the Concentrated Core/Select Equities group and was subsequently named Portfolio Manager in 2004. Prior to TCW, Mr. Blum held various positions with FMAC Capital Markets, PaineWebber and Merrill Lynch. He received his BS in Applied Mathematics and Computer Science from the University of California, Los Angeles (UCLA), and his MBA from the UCLA Anderson School of Management. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2017:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	1	$888.4	0	$0
Other pooled investment vehicles	3	$109.5	0	$0
Other accounts	34	$4,337.6	1	$292.1

COMPENSATION STRUCTURE.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Sustainable Growth Advisers, LP (“SGA”)

MANAGEMENT.

George P. Fraise - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to founding Sustainable Growth Advisers, George was Executive Vice President, a member of the Board of Directors and a member of the Investment Policy Committee of Yeager, Wood & Marshall, Inc. George began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990 he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment companies. He also held a senior analyst position at Chancellor Capital Management, a private large cap growth money manager. In 1997 George joined Scudder Kemper Investments as a portfolio manager for two separate large cap growth funds.

Education:

Trinity College – BA in History - 1986

Stern School of Business at New York University – MBA in Finance and International Business – 1990

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS; University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude); Harvard Business School – MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Fraise, Rohn and Marchand, as of December 31, 2017:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
George P. Fraise
Registered Investment Companies	13	$4,606	0	n/a
Other Pooled Investment Vehicles	18	$3,110	0	n/a
Other Accounts	61	$3,620	1	$56

Robert L. Rohn
Registered Investment Companies	13	$4,606	0	n/a
Other Pooled Investment Vehicles	18	$3,110	0	n/a
Other Accounts	61	$3,620	1	$56

Gordon M. Marchand
Registered Investment Companies	13	$4,606	0	n/a
Other Pooled Investment Vehicles	18	$3,110	0	n/a
Other Accounts	61	$3,620	1	$56

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based solely upon SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2017, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

On December 7, 2017, a number of amendments to the Fund’s By-laws were adopted primarily to: (1) require shareholders who make proposals or who nominate candidates for the Fund’s Board provide important information on the proposals; (2) require Board nominees to provide full information on their qualifications and any potential conflicts of interest that might be an issue for the Fund and its shareholders; (3) adopt qualifications required for Trustees; and, (4) address certain potential litigation issues. The changes include the following:

Certain actions must be approved by “Continuing Trustees,” which is defined to include any Trustee that has served for a certain period of time, or a successor to a Continuing Trustee, and is not affiliated with any parties that may seek to enter certain into special arrangements with the Fund; Trustees may require that proxies be voted in-person or by written proxy in the case of shareholder proposals or contested proxies; shareholders must hold at least 10% of the shares entitled to vote in order to require an Inspector of Election to be appointed; at least 10 business days’ advance notice is required for any request for the minutes of the last shareholder meeting and shareholder list to be available for inspection; a person must be a shareholder at the time of making a proposal and at the time the annual meeting is held and a shareholder making a proposal must provide certain information to the Fund; the Chairman of the meeting may determine if a proposal is properly brought before a special meeting; a shareholder (or its duly authorized representative) must be present at the shareholder meeting in order for the shareholder’s proposal to be acted upon at the meeting; a shareholder is required to comply with any applicable requirements of the Securities Exchange Act with respect to submitting a proposal; a majority of the Trustees (rather than any two Trustees) may call a meeting of the Board; and Trustees can participate in a meeting by any election means that permits the Trustee to hear and be heard by the other participants; trustees may require that a Trustee sign a non-disclosure agreement as a condition of the Trustee’s service as a Trustee of the Fund; Trustees may require that a Trustee sign an acknowledgement of the policies of the Trust as a condition of the Trustee’s service as a Trustee of the Fund; a candidate for Trustee must meet certain specific qualifications to serve as a Trustee (unless waived by resolution of a majority of the Board); requests to inspect the records of the Fund must give at least 10 days’ notice; a shareholder requesting the records of the Fund must follow a procedure and permit the Board or officers of the Trust to impose reasonable restrictions on the use of the records; shareholders wishing to enter into litigation against or on behalf of the Fund must meet certain requirements, including that shareholders must make a demand upon the Trustees before entering into any derivative lawsuits; shareholders are restricted from bringing direct lawsuits, such as those in the Northstar v. Schwab case, unless they have suffered a unique harm; shareholders wishing to engage in a derivative lawsuit must hold a minimum number of shares of the Fund and reimburse the Trustees for any counsel or other advisers retained by the Trustees to consider the merits of a shareholder’s allegations; any derivative suit or action claiming breach of duty of a Trustee must be brought in the courts located in Boston, Massachusetts.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2017, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Total
Gross Income from securities lending activity[1]	$208,495
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$32,876
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$4,305
Administrative fees not included in revenue split[4]	$—
Indemnification fee not included in revenue split[5]	$—
Rebate (paid to borrowers)[6]	$39,812
Other fees not included in revenue split (specify)	$—
Aggregate fees/comp for securities lending activities	$76,993
Net income from securities lending activities	$131,502

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split is calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b) The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent. The agent monitors loans for compliance with certain policies of the Fund, including:  (1) securities lending may not exceed 30% of the value of the Fund’s total assets; (2) the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities;  and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan. The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies. The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting. The securities lending agent collects distributions on loaned securities. The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2018

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	March 5, 2018